MEMBERS MUTUAL FUNDS
                              --------------------

                SUPPLEMENT DATED APRIL 16, 2009 TO THE PROSPECTUS

This Supplement amends the Prospectus of MEMBERS Mutual Funds dated February 28, 2009. Please keep this Supplement with your records.

ON PAGES 1, 4, AND 7, THE FOURTH BULLET UNDER PRINCIPLE INVESTMENT STRATEGIES HAS BEEN REPLACED WITH:

  o The MCA Office of the CIO receives fund performance, allocation and mutual fund ownership (affiliated and unaffiliated) updates from the portfolio management team on a regular basis and can provide guidance and recommendations for adjustment as appropriate.

ON PAGE 3, THE NEW CONSERVATIVE ALLOCATION FUND CUSTOM INDEX CONSISTS OF 65% MERRILL LYNCH U.S. CORPORATE, GOVERNMENT AND MORTGAGE INDEX, 30% RUSSELL 3000(R) INDEX AND 5% MSCI EAFE INDEX.

THE EXAMPLE TABLE ON PAGE 37, SHOWING THE TOTAL ESTIMATED EXPENSES YOU WOULD PAY IF YOU INVESTED $10,000 IN CLASS B SHARES OF THE TARGET ALLOCATION FUNDS FOR THE PERIOD INDICATED, ASSUMING TOTAL NET ANNUAL OPERATING EXPENSES AND THAT YOU DID NOT REDEEM YOUR INVESTMENT AT THE END OF EACH PERIOD, IS HEREBY REPLACED WITH:

CLASS B

--------------------------------------------------------------------
FUND                        YEAR 1     YEAR 3     YEAR 5    YEAR 10
--------------------------------------------------------------------
CONSERVATIVE ALLOCATION       223       781        1,371     2,807
--------------------------------------------------------------------
MODERATE ALLOCATION           238       752        1,294     2,597
--------------------------------------------------------------------
AGGRESSIVE ALLOCATION         252       891        1,563     3,210
--------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 25, 2009.

On April 15, 2009, the Board of Trustees met and approved proposals under which shareholders will be asked to (1) elect trustee nominees to the Board of Trustees, (2) approve a management agreement by and between MEMBERS Mutual Funds, on behalf of each of the funds, and Madison Asset Management, LLC as the funds' new investment adviser, (3) amend and restate the fundamental investment restriction regarding the ability of each fund to borrow, and (4) approve investment subadvisers.

The Board has called a Special Meeting of Shareholders to be held on June 25, 2009, at which time the shareholders of each MEMBERS Mutual Funds will vote on the applicable proposals. Only shareholders of record as of the close of the New York Stock Exchange on April 17, 2009, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to record date shareholders, which will discuss the proposals in more detail. These proxy materials are expected to begin mailing the first week in May.

4460-P1124SUP (0409)